Exhibit (h.2)

EXHIBIT A

LIST OF BFA RECIPIENTS

LIST OF BFA RECIPIENTS

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Edge MSCI Min Vol Emerging Markets ETF
iShares Edge MSCI Min Vol Global ETF
iShares Edge MSCI Multifactor Emerging Markets ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets High Yield Bond ETF
iShares ESG MSCI EM ETF
iShares International High Yield Bond ETF
iShares J.P. Morgan EM Corporate Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF
iShares MSCI Brazil ETF
iShares MSCI BRIC ETF
iShares MSCI Canada ETF
iShares MSCI Chile ETF iShares MSCI Colombia ETF iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF
iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF iShares MSCI Russia ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea ETF
iShares MSCI Spain ETF

iShares MSCI Sweden ETF
iShares MSCI Switzerland ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand ETF
iShares MSCI Turkey ETF
iShares MSCI USA Equal Weighted ETF iShares MSCI World ETF
iShares US & Intl High Yield Corp Bond ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Adaptive Currency Hedged MSCI EAFE ETF

iShares Adaptive Currency Hedged MSCI Eurozone ETF

iShares Adaptive Currency Hedged MSCI Japan ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares Broad USD Investment Grade Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Convertible Bond ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF

iShares Core Dividend Growth ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core S&P U.S. Growth ETF

iShares Core S&P U.S. Value ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. REIT ETF

iShares Currency Hedged JPX-Nikkei 400 ETF

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Currency Hedged MSCI Australia ETF

iShares Currency Hedged MSCI Canada ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EAFE Small-Cap ETF

iShares Currency Hedged MSCI Eurozone ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Italy ETF

iShares Currency Hedged MSCI Japan ETF

iShares Currency Hedged MSCI Mexico ETF

iShares Currency Hedged MSCI South Korea ETF

iShares Currency Hedged MSCI Spain ETF

iShares Currency Hedged MSCI Switzerland ETF

iShares Currency Hedged MSCI United Kingdom ETF

iShares Dow Jones U.S. ETF

iShares Edge High Yield Defensive Bond ETF

iShares Edge Investment Grade Enhanced Bond ETF

iShares Edge MSCI Intl Momentum Factor ETF

iShares Edge MSCI Intl Quality Factor ETF

iShares Edge MSCI Intl Size Factor ETF

iShares Edge MSCI Intl Value Factor ETF

iShares Edge MSCI Min Vol Asia ex Japan ETF

iShares Edge MSCI Min Vol EAFE ETF

iShares Edge MSCI Min Vol Europe ETF

iShares Edge MSCI Min Vol Japan ETF

iShares Edge MSCI Min Vol USA ETF

iShares Edge MSCI Min Vol USA Small-Cap ETF

iShares Edge MSCI Multifactor Global ETF

iShares Edge MSCI Multifactor Intl ETF

iShares Edge MSCI Multifactor Intl Small-Cap ETF

iShares Edge MSCI Multifactor USA ETF

iShares Edge MSCI Multifactor USA Small-Cap ETF

iShares Edge MSCI USA Momentum Factor ETF

iShares Edge MSCI USA Quality Factor ETF

iShares Edge MSCI USA Size Factor ETF

iShares Edge MSCI USA Value Factor ETF

iShares Edge U.S. Fixed Income Balanced Risk ETF

iShares Emerging Markets Infrastructure ETF

iShares ESG 1-5 Year USD Corporate Bond ETF

iShares ESG MSCI EAFE ETF

iShares ESG MSCI USA ETF

iShares ESG MSCI USA Leaders ETF

iShares ESG MSCI USA Small-Cap ETF

iShares ESG U.S. Aggregate Bond ETF

iShares ESG USD Corporate Bond ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

iShares Expanded Tech Sector ETF

iShares Expanded Tech-Software Sector ETF

iShares Exponential Technologies ETF

iShares Fallen Angels USD Bond ETF

iShares Floating Rate Bond ETF

iShares Focused Value Factor ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Comm Services ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Green Bond ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares GNMA Bond ETF

iShares Government/Credit Bond ETF

iShares High Yield High Beta ETF

iShares High Yield Low Beta ETF

iShares Human Rights ETF

iShares iBonds 2021 Term High Yield and Income ETF

iShares iBonds 2022 Term High Yield and Income ETF

iShares iBonds 2023 Term High Yield and Income ETF

iShares iBonds 2024 Term High Yield and Income ETF

iShares iBonds 2025 Term High Yield and Income ETF

iShares iBonds Dec 2019 Term Corporate ETF

iShares iBonds Dec 2020 Term Corporate ETF

iShares iBonds Dec 2021 Term Corporate ETF

iShares iBonds Dec 2021 Term Muni Bond ETF

iShares iBonds Dec 2022 Term Corporate ETF

iShares iBonds Dec 2022 Term Muni Bond ETF

iShares iBonds Dec 2023 Term Corporate ETF

iShares iBonds Dec 2023 Term Muni Bond ETF

iShares iBonds Dec 2024 Term Corporate ETF

iShares iBonds Dec 2024 Term Muni Bond ETF

iShares iBonds Dec 2025 Term Corporate ETF

iShares iBonds Dec 2025 Term Muni Bond ETF

iShares iBonds Dec 2026 Term Corporate ETF

iShares iBonds Dec 2026 Term Muni Bond ETF

iShares iBonds Dec 2027 Term Corporate ETF

iShares iBonds Dec 2027 Term Muni Bond ETF

iShares iBonds Dec 2028 Term Corporate ETF

iShares iBonds Dec 2028 Term Muni Bond ETF

iShares iBonds Mar 2020 Term Corporate ETF

iShares iBonds Mar 2023 Term Corporate ETF

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

iShares iBonds Sep 2019 Term Muni Bond ETF

iShares iBonds Sep 2020 Term Muni Bond ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Intermediate Government/Credit Bond ETF

iShares Intermediate-Term Corporate Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Dividend Growth ETF

iShares International Preferred Stock ETF

iShares International Select Dividend ETF

iShares International Treasury Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares Long-Term Corporate Bond ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF

iShares Morningstar Large-Cap Value ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI Argentina and Global Exposure ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland ETF

iShares MSCI Germany Small-Cap ETF

iShares MSCI Global Impact ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Ireland ETF

iShares MSCI Japan Equal Weighted ETF

iShares MSCI Japan Value ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI New Zealand ETF

iShares MSCI Norway ETF

iShares MSCI Peru ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares Nasdaq Biotechnology ETF

iShares National Muni Bond ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares North American Tech-Multimedia Networking ETF

iShares PHLX Semiconductor ETF

iShares Residential Real Estate ETF

iShares Robotics and Artificial Intelligence ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Pure U.S. Revenue ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 2500 ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Self-Driving EV and Tech ETF

iShares Short-Term Corporate Bond ETF

iShares Short-Term National Muni Bond ETF

iShares Short Treasury Bond ETF

iShares TIPS Bond ETF

iShares Transportation Average ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Dividend and Buyback ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Infrastructure ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Preferred Stock ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Treasury Bond ETF

iShares U.S. Utilities ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF
iShares Commodities Select Strategy ETF
iShares Evolved U.S. Consumer Staples ETF
iShares Evolved U.S. Discretionary Spending ETF
iShares Evolved U.S. Financials ETF
iShares Evolved U.S. Healthcare Staples ETF
iShares Evolved U.S. Innovative Healthcare ETF
iShares Evolved U.S. Media and Entertainment ETF
iShares Evolved U.S. Technology ETF
iShares Gold Strategy ETF
iShares Inflation Hedged Corporate Bond ETF
iShares Interest Rate Hedged Corporate Bond ETF
iShares Interest Rate Hedged Emerging Markets Bond ETF
iShares Interest Rate Hedged High Yield Bond ETF
iShares Interest Rate Hedged Long-Term Corporate Bond ETF
iShares Short Maturity Bond ETF iShares Short Maturity Municipal Bond ETF
iShares Ultra Short-Term Bond ETF